SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 7, 2005

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NT HOLDING CORP.

(Exact name of registrant as specified in Charter)

NEVADA	000-15303	73-1215433
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

385 Freeport, #1

Sparks, NV 89431

(Address of Principal Executive Offices)

Unit 507, Commercial House

No. 35 Queen’s Road Central, Hong Kong

(Former Address of Principal Executive Offices)

917-981-4569

(Issuer Telephone Number)

852-9188-2864

(Former Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

As approved by the Registrant’s Board of Directors, on November 7, 2005, the accounting firm of Madsen & Associates CPAs, Inc. (“Madsen”), was engaged to take over the audit responsibilities from Clancy and Co., P.L.L.C., Certified Public Accountants and Consultants (“Clancy”) and Clancy was dismissed on that same date.

No audit reports have ever been issued by Clancy during the period they served as the Registrant’s independent auditor, as Clancy served as the Registrant’s auditor for less than thirty days. Clancy had been appointed on October 12, 2005 as the Company’s independent auditor in connection with a proposed merger on August 15, 2005 with Newfair Associates Limited that was rescinded on October 28, 2005.

As a result of the rescinded merger, the Registrant’s Board of Directors approved the change of accountants to Madsen, who had been the Registrant’s preceding auditor prior to the change to Clancy. Accordingly, the disclosures required by Item 304 of Regulation S-B have been previously reported in a Current Report on Form 8-K as filed with the Securities and Exchange Commission on October 14, 2005, which included as Exhibit 16 to such Current Report a letter by Madsen addressed to the Securities and Exchange Commission relating to the matters discussed in such Current Report, and reference is hereby made to such Current Report.

During the Registrant’s two most recent fiscal years and any subsequent interim period prior to the engagement of Madsen, the Registrant (or someone on its behalf) has not consulted with Madsen, or any other auditor, regarding any accounting or audit concerns, to include, but not by way of limitation, those stated in Item 304(a)(2) of Regulation S-B.

During the period that Clancy served as the Registrant’s independent auditors and through the date of dismissal, the Registrant has not had any disagreements with Clancy, whether resolved or not resolved, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to said accountants’ satisfaction, would have caused it to make reference to the subject matter of the disagreements(s) in connection with its report.

During the Registrant’s two most recent fiscal years, Registrant had no recurring revenues from existing operations with losses from prior operations, a working capital deficit and an accumulated deficit, which raised and resulted in the former accountants qualifying their opinion to indicate that this raised substantial doubt about Registrant’s ability to continue as a going concern. Registrant’s plans as to these matters were described in Note 1 to the financial statements and the consolidated financial statements did not include any adjustments that might result from the outcome of said uncertainty. Madsen’s reports of the Registrant relating to such periods do not include any adverse opinion or disclaimer of opinion, nor were such reports modified as to uncertainty, audit scope, or accounting principles, but did have a qualification regarding the Registrant’s ability to continue as a going concern as discussed above.

Registrant has provided the information required to comply with Item 304(a)(3) of Regulation S-B to Clancy and requested that Clancy furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Clancy’s letter dated November 10, 2005, is filed as Exhibit 16 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit

Number	Description

Exhibit 16.1.	Letter to the Securities and Exchange Commission from Clancy and Co., P.L.L.C., Certified Public Accountants and Consultants dated November 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 10, 2005	NT HOLDING CORP.

/s/ Chun Ka Tsun
By: Chun Ka Tsun
Its: Director